UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2024

Offerpad Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39641	85-2800538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 E. Germann Road Suite 1
Chandler, Arizona	85286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 388-4539

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	OPAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 4, 2024, Offerpad SPE Borrower A, LLC, as a borrower and borrower representative, a wholly owned subsidiary of Offerpad Solutions Inc., SPE Lender A Trust, as Class 1 Type Lender and as Class 2 Type Lender, JPMorgan Chase Bank, N.A., as Class A Certificateholder and as administrative agent, AG Mortgage Value Partners Onshore Master Funk, LP., AG Asset Based Credit Master Fund (B), L.P. and AG Center Street Partnership, L.P, each as a Class B Certificateholder, and Computershare Trust Company, N.A., as paying agent and calculation agent, entered into a First Amendment to Loan and Security Agreement (the “Amendment”) amending that certain Loan and Security Agreement, dated as of October 16, 2023 (the “Existing Loan Agreement”), by and among Offerpad SPE Borrower A, LLC, as a borrower and borrower representative, JPMorgan Chase Bank, N.A., as initial lender and administrative agent, Computershare Trust Company, N.A., as paying agent and calculation agent, and the other lenders party thereto.

The Amendment provides that the $200.0 million senior facility and the $45.0 million mezzanine facility (together, the “Facilities”) provided for under the Existing Loan Agreement shall be entirely uncommitted. The Amendment also extends the maturity date of the facilities to July 16, 2026 and provides that financial covenants for the Facilities may only be tested if the loan balance exceeds certain thresholds.

The foregoing does not purport to be a complete description of the terms of the Amendment and such description is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit	Description

10.1+	First Amendment to Loan and Security Agreement, dated as of December 4, 2024, among Offerpad SPE Borrower A, LLC, as a borrower and borrower representative, SPE Lender A Trust, as Class 1 Type Lender and as Class 2 Type Lender, JPMorgan Chase Bank, N.A., as Class A Certificateholder and as administrative agent, AG Mortgage Value Partners Onshore Master Funk, LP., AG Asset Based Credit Master Fund (B), L.P. and AG Center Street Partnership, L.P, each as a Class B Certificateholder, and Computershare Trust Company, N.A., as paying agent and calculation agent.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

+	Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Offerpad Solutions Inc.

Date: December 6, 2024	By:	/s/ Peter Knag
Peter Knag Chief Financial Officer